Exhibit 99.2
Blucora, Inc.
Supplemental Information
March 31, 2016

Blucora Consolidated Financial Results (1)

	2014		2015						2016
(in thousands except %s and per share amounts, rounding differences may exist)	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q
	pro forma		pro forma	pro forma	pro forma	pro forma	pro forma		as reported
Segment revenue:
Wealth Management (1)	$304,854		$76,795	$80,834	$79,977	$82,133	$319,739		$77,291
Tax Preparation (2)	103,719		81,068	30,900	2,875	2,865	117,708		88,474
Total	$408,573		$157,863	$111,734	$82,852	$84,998	$437,447		$165,765
Segment income (loss): (3)
Wealth Management (1)	$40,314		$8,647	$10,617	$11,488	$12,245	$42,997		$10,906
Tax Preparation (2)	49,696		44,145	19,890	(2,542)	(4,509)	56,984		47,573
Total	$90,010		$52,792	$30,507	$8,946	$7,736	$99,981		$58,479
Segment income (loss) % of revenue:
Wealth Management (1)	13%		11%	13%	14%	15%	13%		14%
Tax Preparation (2)	48%		54%	64%	(88)%	(157)%	48%		54%
Total	22%		33%	27%	11%	9%	23%		35%
Unallocated corporate operating expenses (3)	$14,235		$4,376	$4,662	$4,433	$4,279	$17,750		$4,699
Adjusted EBITDA	$75,775		$48,416	$25,845	$4,513	$3,457	$82,231		$53,780
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$13,591		$2,889	$3,289	$3,379	$4,034	$13,591		$4,229
Depreciation	3,972		1,144	1,133	1,168	1,168	4,613		1,122
Amortization of acquired intangible assets (4)	40,740		10,185	10,185	10,243	10,238	40,851		8,983
Operating income (loss)	$17,472		$34,198	$11,238	$(10,277)	$(11,983)	$23,176		$39,446
Unallocated other income/loss: (3)
Interest income	$(355)		$(122)	$(138)	$(170)	$(179)	$(609)		$(25)
Interest expense (5)	37,034		9,224	9,220	9,298	9,317	37,059		9,191
Amortization of debt issuance costs (5)	1,753		454	467	482	491	1,894		610
Accretion of debt discounts (5)	4,525		1,178	1,207	1,235	1,260	4,880		1,406
Gain on debt extinguishment and modification expense (6)	—		—	—	—	—	—		(3,843)
Other (income) loss, net	(285)		(487)	(308)	(214)	(281)	(1,290)		175
Total	$42,672		$10,247	$10,448	$10,631	$10,608	$41,934		$7,514
Income (loss) from continuing operations before income taxes	$(25,200)		$23,951	$790	$(20,908)	$(22,591)	$(18,758)		$31,932
Income tax (benefit) expense: (3) (7)
Cash	$2,200		$550	$550	$550	$550	$2,200		$1,064
Non-cash (8)	(11,902)		8,671	(245)	(8,600)	(9,248)	(9,422)		10,579
Total	$(9,702)		$9,221	$305	$(8,050)	$(8,698)	$(7,222)		$11,643
GAAP income (loss) from continuing operations (9)	$(15,498)		$14,730	$485	$(12,858)	$(13,893)	$(11,536)		$20,289
GAAP income (loss) from continuing operations per share - diluted	$(0.37)		$0.35	$0.01	$(0.31)	$(0.34)	$(0.28)		$0.48

GAAP discontinued operations, net of income taxes (10)	$(30,003)		$3,685	$1,840	$1,597	$(34,470)	$(27,348)		$2,522
GAAP impact of noncontrolling interests (9)	—		—	—	—	—	—		(144)
GAAP net income (loss) attributable to Blucora, Inc.	$(45,501)		$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)		$22,667

Non-GAAP net income (loss)	$30,125		$37,315	$14,572	$(6,961)	$(7,976)	$36,950		$39,286
Non-GAAP net income (loss) per share - diluted	$0.70	(11)	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	(12)	$0.94

Outstanding Shares	40,882		40,851	40,944	40,951	40,954	40,954		41,245
Basic shares - GAAP	41,396		40,987	40,918	40,950	40,979	40,959		41,171
Diluted shares - GAAP	41,396		41,899	41,936	40,950	40,979	40,959		41,610
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of acquired intangible assets, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses." In addition, "Unallocated corporate operating expenses" exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the acquisition.

(6)
1Q16 gain on debt extinguishment and modification expense related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the write-down of a portion of the unamortized discount and debt issuance costs.

(7)
Pro forma excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million per year, given expected net operating loss utilization.

(8)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(9)
GAAP income/loss from continuing operations excludes the impact of noncontrolling interests associated with HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income/loss from continuing operations.

(10)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented.

(11)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

(12)	Calculation in FY 2015 used 41,861,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

	2014	2015					2016
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported
Adjusted EBITDA
Operating income (loss) (3)	$17,472	$34,198	$11,238	$(10,277)	$(11,983)	$23,176	$39,446
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229
Depreciation and amortization of acquired intangible assets	44,712	11,329	11,318	11,411	11,406	45,464	10,105
Adjusted EBITDA (4)	$75,775	$48,416	$25,845	$4,513	$3,457	$82,231	$53,780
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (3)	$(45,501)	$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)	$22,667
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229
Amortization of acquired intangible assets	40,740	10,185	10,185	10,243	10,238	40,851	8,983
Accretion of debt discount on Convertible Senior Notes	3,594	940	958	975	993	3,866	963
Accelerated accretion of debt discount on Convertible Senior Notes	—	—	—	—	—	—	1,628
Gain on Convertible Senior Notes repurchased	—	—	—	—	—	—	(7,724)
Discontinued operations, net of income taxes	30,003	(3,685)	(1,840)	(1,597)	34,470	27,348	(2,522)
Impact of noncontrolling interests	—	—	—	—	—	—	144
Cash tax impact of adjustments to GAAP net income	(400)	(100)	(100)	(100)	(100)	(400)	339
Non-cash income tax (benefit) expense	(11,902)	8,671	(245)	(8,600)	(9,248)	(9,422)	10,579
Non-GAAP net income (loss) (4)	$30,125	$37,315	$14,572	$(6,961)	$(7,976)	$36,950	$39,286

Non-GAAP net income (loss) per share	$0.70	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	$0.94
Diluted shares	42,946	41,899	41,936	40,950	40,979	41,861	41,610

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the April 28, 2016 Current Report on Form 8-K.

(3)	As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

(4)
We define Adjusted EBITDA and Non-GAAP Net Income (Loss) differently effective with 4Q15 due to the discontinued operations treatment of our Search and Content and E-Commerce businesses, as well as transaction costs related to the HD Vest acquisition and separation-related costs in connection with the departure of our chief executive officer both of which were announced in 4Q15, and 1Q16 due to the impact of noncontrolling interests from the HD Vest acquisition that we began recognizing in 1Q16. Effective with 1Q16, we also define Non-GAAP Net Income (Loss) to exclude the gain on Convertible Senior Notes repurchased, which we repurchased below par value beginning in 1Q16.

Blucora Net Leverage Ratio

	2015		2016
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q
CASH:
Cash and cash equivalents	$55,473		$67,955
Available-for-sale investments	11,301		11,642
	$66,774		$79,597
DEBT:
Convertible Senior Notes	$201,250		$172,859
TaxAct - HD Vest 2015 credit facility	400,000		360,000
Note payable, related party	6,400		6,400
	$607,650		$539,259

NET DEBT FROM CONTINUING OPERATIONS	$(540,876)		$(459,662)

OTHER:
Add: Escrow receivable (1)	$20,000		$—

TOTAL NET DEBT FROM CONTINUING OPERATIONS	$(520,876)		$(459,662)

Last twelve months (pro forma): (2)
SEGMENT INCOME:
Wealth Management	$42,997		$45,256
Tax Preparation	56,984		60,412
	99,981		105,668
Unallocated corporate operating expenses	(17,750)		(18,073)

ADJUSTED EBITDA	$82,231		$87,595

LEVERAGE RATIO	6.3	x	5.2	x

(1)
Amount represents consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q 2016.

(2)
The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

2016
(in thousands, rounding differences may exist)	1Q
Net cash provided (used) by operating activities from continuing operations	$51,727
Excess tax benefits from stock-based award activity (2)	16,865
Purchases of property and equipment	(677)
Operating free cash flow from continuing operations	$67,915

(1)
We define operating free cash flow from continuing operations as net cash provided (used) by operating activities from continuing operations plus the excess tax benefits from stock-based award activity and less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

(2)	The significant majority of excess tax benefits from stock-based award activity represents the utilization of equity net operating loss carryforwards from prior years.

Blucora Operating Metrics - Wealth Management

	2014	2015					2016
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported
Segment revenue	$304,854	$76,795	$80,834	$79,977	$82,133	$319,739	$77,291
Segment net revenue (1)	$96,735	$23,798	$25,587	$24,752	$25,612	$99,749	$25,022
Segment income (2)	$40,314	$8,647	$10,617	$11,488	$12,245	$42,997	$10,906
Segment income % of revenue	13%	11%	13%	14%	15%	13%	14%
Segment income % of net revenue	42%	36%	41%	46%	48%	43%	44%

(in thousands except %s, rounding differences may exist)			2014	2015					2016
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
			pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported
Advisor-driven	Commission	- Transactions - Asset levels	$152,344	$37,476	$39,142	$38,835	$41,490	$156,943	$36,856
	Advisory	- Advisory asset levels	120,185	31,734	32,799	33,327	31,573	129,433	31,532
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,658	4,590	5,016	4,580	4,685	18,871	5,818
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	13,666	2,996	3,876	3,235	4,385	14,492	3,085
	Total revenue		$304,853	$76,796	$80,833	$79,977	$82,133	$319,739	$77,291
	Total recurring revenue (3)		$236,100	$60,540	$63,409	$62,373	$61,671	$247,993	$60,069

	2014	2015					2016
(in thousands except %s and as otherwise indicated, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported
Total Assets Under Administration ("AUA")	$37,132,757	$37,791,025	$37,839,908	$35,625,032	$36,573,766	$36,573,766	$36,505,384

Advisory Assets Under Management ("AUM")	$9,552,876	$9,860,064	$9,899,542	$9,396,557	$9,692,244	$9,692,244	$9,592,025
% of total AUA	25.7%	26.1%	26.2%	26.4%	26.5%	26.5%	26.3%

Number of advisors (in ones)	4,515	4,564	4,579	4,625	4,600	4,600	4,584

Recurring revenue rate (3)	77.4%	78.8%	78.4%	78.0%	75.1%	77.6%	77.7%

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Three months ended March 31,
Consumers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
Online e-files	4,613	5,058	(9)%	3,466	3,908	(11)%
Desktop e-files	234	261	(10)%	156	179	(13)%
Sub-total e-files	4,847	5,319	(9)%	3,622	4,087	(11)%
Free File Alliance e-files (1)	158	172	(8)%	114	127	(10)%
Total e-files	5,005	5,491	(9)%	3,736	4,214	(11)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Three months ended March 31,
Preparers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
E-files	1,630	1,475	10%	1,269	1,167	9%
Units sold (in ones)	20,114	19,284	4%	19,794	19,012	4%
E-files per unit sold (in ones)	81	76.5	6%	64.1	61.4	4%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.